UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 17, 2004
                Date of Report (date of earliest event reported)


                        CHINA DIRECT TRADING CORPORATION
             (Exact name of Registrant as specified in its charter)


          Florida               33-4707-NY                  84-1047159
      (State or other       Commission File No.)          (IRS Employer
      jurisdiction of                                      Identification
      incorporation                                        Number)
      or organization)

                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

ITEM 5 Other Events and Regulation FD Disclosures

We have released a press release on June 17, 2004 concerning the listing of our common stock on the Berlin Stock Exchange, which press release is attached to this Report as an exhibit.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA DIRECT TRADING CORPORATION


Date: June 17, 2004                            By: /s/ Howard Ullman
                                               ------------------------
                                               Howard Ullman, Chief
                                               Executive Officer and
                                               President and Chairman

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
Exhibit 99.1      June 17, 2004 Press  Release  regarding  listing of our common stock on Berlin Stock Exchange